DELAWARE BANCSHARES, INC.
Consolidated Balance Sheets (unaudited)
(In Thousands of Dollars)

	March 31,	December 31,
	2016	2015
ASSETS:
Cash and due from banks	$12,319	$4,760
Interest bearing deposits with banks	16,337	1,394
Cash and cash equivalents	28,656	6,154

Securities held- to-maturity	4,401	4,412
Securities available-for-sale	201,888	209,214
Total Securities	206,289	213,626
Loans receivable	114,245	115,704
Less: Allowance for loan losses	(1,640)	(1,677)
Net loans receivable	112,605	114,027
Regulatory stock, at cost	313	516
Premises and equipment, net	4,085	4,200
Bank owned life insurance	14,632	14,554
Accrued interest receivable	1,432	1,416
Foreclosed real estate owned	-	-
Goodwill	6,322	6,322
Other intangibles	1,401	1,463
Deferred tax asset	1,813	3,094
Other assets	5,849	6,317
TOTAL ASSETS	$383,397	$371,689

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Non-interest bearing demand	$65,112	$65,162
Interest-bearing	266,939	251,807
Total Deposits	332,051	316,969
Short term borrowings	2,533	6,777
Other borrowings	11,695	11,781
Junior subordinated debentures	8,248	8,248
Accrued interest payable	178	799
Other liabilities	5,562	6,055
TOTAL LIABILITIES	360,267	350,629

STOCKHOLDERS' EQUITY
Common stock, $1.25 par value per share, authorized 1,500,000 shares; issued 1,076,811 shares	1,346	1,346
Surplus	8,315	8,315
Retained earnings	19,237	19,102
Accumulated other comprehensive income	(1,052)	(2,987)
Treasury stock at cost, 151,312 shares	(4,716)	(4,716)
TOTAL STOCKHOLDERS' EQUITY	23,130	21,060
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$383,397	$371,689

See accompanying notes to the unaudited consolidated financial statements.

DELAWARE BANCSHARES, INC.
Consolidated Statements of Income (unaudited)
 (In Thousands of Dollars, except per share data)
	Three Months Ended March 31
	2016	2015
INTEREST INCOME
Loans receivable, including fees	$1,347	$1,263
Securities	1,248	1,361
Other	-	-
Total interest income	2,595	2,624

INTEREST EXPENSE
Deposits	236	257
Short-term borrowings	3	15
Other borrowings	163	165
Junior subordinated debentures	152	152
Total interest expense	554	589
NET INTEREST INCOME	2,041	2,035
PROVISION FOR LOAN LOSSES	-	45
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	2,041	1,990

OTHER INCOME
Service charges and fees	246	238
Income from fiduciary activities	6	3
Net realized gains on sales of securities	43	703
Gain on sale of loans and servicing rights, net	-	-
Earnings and proceeds on bank owned life insurance	78	78
Other	243	244
Total other income	616	1,266

OTHER EXPENSES
Salaries and employee benefits	1,240	1,514
Occupancy, furniture and equipment, net	354	423
Data processing	258	257
Taxes other than income	-	-
Professional fees	374	188
Federal Deposit Insurance Corporation insurance	61	49
Foreclosed real estate	7	17
Amortization of intangibles	63	71
Other	501	644
Total Other Expenses	2,858	3,163

INCOME BEFORE INCOME TAXES	(201)	93
INCOME TAX (BENEFIT) EXPENSE	(166)	(86)
NET INCOME	$(35)	$179

BASIC EARNINGS PER SHARE	$(0.04)	$0.19

DILUTED EARNINGS PER SHARE	$(0.04)	$0.19

See accompanying notes to the unaudited consolidated financial statements.

Delaware Bancshares, Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In Thousands of Dollars)

	Three Months
	Ended March 31
	2016	2015

Net income (loss)	$(35)	$179
Other comprehensive income (loss):

Change in unrealized net gains (losses) on
available-for-sale securities, net of tax of
$1,275 and $429 for 2016 and 2015, respectively	1,911	643

Change in unrecognized loss on pension liability,
net of tax of $(-) and $(-) for 2016 and 2015, respectively	-	-

Change in unrealized loss on interest rate swap,
net of tax of $14 and $11 for 2016 and 2015, respectively	23	18
	1,934	661
COMPREHENSIVE INCOME	$1,899	$840

DELAWARE BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands of Dollars)
	For the three months
	ended March 31,
	2016	2015

OPERATING ACTIVITIES
Net income (loss)	$(35)	$179
Adjustments to reconcile net income to net cash
provided by operating activities:
Provision for loan losses	-	45
Provision for depreciation and amortization	194	210
Amortization of investment security premiums	260	790
Deferred tax expense (benefit)	621	-
Realized investment security gains	(43)	(703)
Increase (decrease) in accrued interest receivable	(15)	10
Decrease in accrued interest payable	-	(1)
Increase in other assets	(117)	(17)
Increase in bank owned life insurance	(78)	(78)
Increase (decrease) in other liabilities	(606)	118
Decrease in deferred compensation	(116)	(108)
NET CASH PROVIDED BY OPERATING
ACTIVITIES	65	445

INVESTING ACTIVITIES
Proceeds from maturities of held-to-maturity investment
securities	321	14
Purchases of held-to-maturity investment securities	(310)	-
Proceeds from maturities and sales of available-for-sale
investment securities	15,854	68,325
Purchases of available-for-sale securities	(5,541)	(47,480)
Proceeds from sale of Federal Home Loan Bank stock	203	1,114
Net (increase) decrease in loans	1,343	(2,416)
Purchases of bank premises, furniture, and fixtures	-	(16)
NET CASH USED FOR INVESTING ACTIVITIES	11,870	19,541

FINANCING ACTIVITIES
Net increase in demand deposits, NOW accounts
and savings accounts	15,068	13,865
Net increase (decrease) in certificates of deposit	14	(3,768)
Increase (decrease) in securities sold under agreements
to repurchase	256	(356)
Repayment of advances from Federal Home Loan Bank	(4,500)	(24,750)
Repayment of long term debt	(86)	-
Cash dividends	(185)	(185)
NET CASH PROVIDED BY (USED FOR) FINANCING
ACTIVITIES	10,567	(15,194)

INCREASE IN CASH AND CASH EQUIVALENTS	22,502	4,792
Cash and cash equivalents, beginning of year	6,154	8,531

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$28,656	$13,323

Delaware Bancshares, Inc.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Financial Statement Presentation

The unaudited consolidated financial statements include all accounts of Delaware Bancshares, Inc. (the "Company") and its wholly owned subsidiary, The National Bank of Delaware County (the "Bank").  All significant intercompany balances and transactions have been eliminated in consolidation. The accompanying unaudited consolidated  financial statements have been prepared in conformity with generally accepted accounting principles for interim financial statements and with instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period.  Actual results could differ from those estimates.  The financial statements reflect, in the opinion of management, all normal, recurring adjustments necessary to present fairly the financial position and results of operations of the Company. These statements should be read in conjunction with the consolidated financial statements and related notes which are incorporated by reference in the Current Report on Form 8-K/A filed by Norwood Financial Corp.("Norwood") for the merger of the Company with Norwood which was completed on July 31, 2016.

2.	Investment Securities

The following is a summary of held-to-maturity and available-for-sale securities:

	Held-to-Maturity Securities
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands of Dollars)
March 31, 2016
Obligations of states and
political subdivisions	$4,400	$—	$—	$4,400
Mortgaged backed securities	1	—	—	1
TOTAL HELD-TO-MATURITY
SECURITIES	$4,401	$—	$—	$4,401

	Available-for-Sale Securities
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands of Dollars)
March 31, 2016
U.S. Treasury securities and
obligations of U.S. Government
agencies and corporations	$71,172	$312	$(189)	$71,295
Obligations of states and
political subdivisions	63,978	1,045	(65)	64,958
Other securities	11,121	118	-	11.239
Mortgaged backed securities	54.151	325	(108)	54,368
Total Debt Securities	200,422	1,800	(362)	201,860
Equity Securities	28	-	-	28
TOTAL AVAILABLE-FOR-SALE SECURITIES	$200,450	$1,800	$(362)	$201,888

	Held-to-Maturity Securities
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands of Dollars)
December 31, 2015
Obligations of states and
political subdivisions	$4,411	$—	$—	$4,412
Mortgaged backed securities	1	—	—	1
TOTAL HELD-TO-MATURITY SECURITIES	$4,412	$—	$—	$4,412

	Available-for-Sale Securities
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands of Dollars)
December 31, 2015
U.S. Treasury securities and
obligations of U.S. Government
agencies and corporations	$85,246	$75	$(1,012)	$84,309
Obligations of states and
political subdivisions	58,489	478	(202)	58,765
Other securities	11,162	—	(217)	10,934
Mortgage backed securities	56,066	11	(882)	55,934
Total Debt Securities	210,952	564	(2.313)	209,203
Equity Securities	11	—	—	11
TOTAL AVAILABLE-FOR-SALE SECURITIES	$210,963	$564	$(2,313)	$209,214

The amortized cost and estimated fair value of investments in debt securities at March 31, 2016, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	Cost	Fair Value
	(in Thousands of Dollars)
Held-to-Maturity
Due in one year or less	$2,894	$2,894
Due after one year through five years	961	961
Due after five years through ten years	252	252
Due after ten years	293	293
Mortgaged backed securities	1	1
	$4,401	$4,401

	Amortized	Estimated
	Cost	Fair Value
	(in Thousands of Dollars)
Available-for-Sale
Due in one year or less	$441	$443
Due after one year through five years	8,427	8,493
Due after five years through ten years	91,973	92,697
Due after ten years	45,430	45,859
Mortgaged backed securities	54,151	54,368
	$200,422	$201,860

The following tables show the investments gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at March 31, 2016 and  December 31, 2015.

	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss	Value	Loss
	(In Thousands of Dollars)
March 31, 2016
U.S. Treasury securities
and obligations of U.S.
Government agencies
and corporations	$11,748	$(119)	$12,134	$(70)	$23,882	$(189)
Obligations of states and
political subdivisions	5,429	(55)	4,075	(10)	9,504	(65)
Other securities	—	—	—	(37	—	—
Mortgage backed securities	11,823	(71)	9,060	—	20,883	(108)
TOTAL TEMPORARILY
IMPAIRED SECURITIES	$29,000	$ (245)	$25,269	$(117)	$54,269	$(362)

	Less than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss	Value	Loss
	(In Thousands of Dollars)
December 31, 2015
U.S. Treasury securities
and obligations of U.S.
Government agencies
and corporations	$33,422	$(326)	$36,857	$(686)	$70,279	$(1,012)
Obligations of states and
political subdivisions	5,704	(100)	12,225	(102)	17,929	(202)
Mortgaged backed securities	38,325	(645)	13,817	(237)	52,142	(882)
Other securities	10,934	(217)	—	—	10,934	(217)
TOTAL TEMPORARILY
IMPAIRED SECURITIES	$88,385	$(1,288)	$62,899	$(1,025)	$151,284	$(2,313)

At March 31, 2016, the Bank had 52 debt securities with unrealized losses in the above table.  These unrealized losses relate principally to changes in interest rates.  In analyzing an issuer’s financial condition, management considers whether the securities are issued by the Federal government or its agencies, whether downgrades by bond rating agencies have occurred, and industry analysts’ reports.  As management has the ability to hold debt securities until maturity, or for the foreseeable future if classified as available-for-sale, no declines are deemed to be other-than-temporary.

3.	Loans

The loan portfolio at March 31, 2016 and December 31, 2015, is summarized as follows:

	2016	2015
	(in Thousands of Dollars)
Real estate mortgages:
Residential	$74,972	$73,262
Commercial	19,091	21,401
Farm	3,616	3,622
Loans to farmers	1,437	1,500
Commercial loans	8,615	8,201
Installment loans to individuals	6,514	7,718
	$114,245	$115,704

The loan portfolio includes certain loans, which are considered impaired because, based on current information and events, it is probable that the Bank will be unable to collect all amounts due according to the contractual terms of the loan agreements.

Following is a summary of nonaccrual loans and impaired loans as of March 31, 2016 and December 31, 2015 and 2014, by class of financing receivables (in thousands of dollars):

	2016	2015
	(in Thousands of Dollars)
Nonaccrual Loans

Commercial – Real estate	$124	$36
Commercial – Non real estate	—	—
Agricultural – Real Estate	—	—
Agricultural – Non real estate	—	—
Residential	514	730
Consumer	—	—
	$638	$766

Impaired Loans as of March 31, 2016
	Recorded Investment	Unpaid Principal Balance	Related Allowance Investment	Average Recorded Investment	Interest Income Recognized

Commercial- Real estate	$1,268	$1,268	$296	$980	$14
Commercial – Non real estate	1,016	1,016	95	1,074	16
Agricultural – Real estate	360	360	—	459	6
Agricultural – Non real estate	95	195	—	142	2
Residential	1,006	1,006	14	1,027	15
Consumer	—	—	—	—	—
	$3,745	$3,745	$405	$3,682	$53

Impaired Loans as of December 31, 2015
	Recorded Investment	Unpaid Principal Balance	Related Allowance Investment	Average Recorded Investment	Interest Income Recognized

Commercial- Real estate	$691	$691	$—	$713	$40
Commercial – Non real estate	1,131	1,131	95	1,101	67
Agricultural – Real estate	557	557	—	565	30
Agricultural – Non real estate	188	188	—	202	14
Residential	1,047	1,047	52	1,052	62
Consumer	—	—	—	—	—
	$3,614	$3,614	$147	$3,633	$213

At March 31, 2016 and 2015, the allowance for loan losses and balance of financing receivables were composed of the following by portfolio segments:

	Real Estate	Commercial & Industrial	Consumer	Agricultural	Total

Allowance for loan losses -
Ending balance March 31, 2016	$740	$676	$128	$96	$1,640
Ending balance:
Individually evaluated for impairment	$14	$391	$—	$—	$405
Collectively evaluated for impairment	$726	$285	$128	$96	$1,235
Financing receivables ending balance
March 31, 2016	$75,027	$27,651	$6,514	$5,053	$114,245

Ending balance March 31, 2016:
Individually evaluated for impairment	$1,006	$2,284	$—	$455	$3,745
Collectively evaluated for impairment	$74,021	$25,367	$6,514	$4,598	$110,500

	Real Estate	Commercial & Industrial	Consumer	Agricultural	Total

Allowance for loan losses -
Ending balance March 31, 2015	$867	$566	$72	$95	$1,600
Ending balance:
Individually evaluated for impairment	$16	$408	$—	$—	$424
Collectively evaluated for impairment	$851	$158	$72	$95	$1,176
Financing receivables ending balance
March 31, 2015	$70,078	$24,163	$6,004	$4,900	$105,145

Ending balance March 31, 2015:
Individually evaluated for impairment	$664	$2,046	$11	$483	$3,204
Collectively evaluated for impairment	$69,414	$22,117	$5,993	$4,417	$101,941

For purposes of establishing the allowance for loan losses, financing receivables are classified by an internally assigned grade.  Following is a summary of loans by credit quality and class as of March 31, 2016 and December 31, 2015:

	Commercial Real Estate	Commercial Non Real Estate	Agricultural Real Estate	Agricultural Non Real Estate	Residential	Consumer	Total

March 31, 2016:
Uncriticized	$17,098	$7,327	$3,016	$1,126	$73,746	$6,513	$108,826
Special Mention	923	366	43	122	220	—	1,674
Substandard	1,070	922	557	189	1,006	1	3,745
Doubtful	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—
Total	$19,091	$8,615	$3,616	$1,437	$74,972	$6,514	$114,245

	Commercial Real Estate	Commercial Non Real Estate	Agricultural Real Estate	Agricultural Non Real Estate	Residential	Consumer	Total

December 31, 2015:
Uncriticized	$19,662	$6,533	$3,022	$1,189	$71,992	$7,718	$110,116
Special Mention	1,048	537	43	122	223	—	1,973
Substandard	691	1,131	557	189	1,047	—	3,615
Doubtful	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—
Total	$21,401	$8,201	$3,622	$1,500	$73,262	$7,718	$115,704

Financing receivables aged by class are as follows at March 31, 2016:

	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans	Recorded Investment > 90 Days Accruing

Commercial – Real estate	$126	$124	$—	$250	$18,841	$19,091	$—
Commercial – Non real estate	6	—	—	6	8,609	8,615	—
Agricultural – Real estate	—	—	—	—	3,616	3,616	—
Agricultural – Non real estate	—	—	—	—	1,437	1,437	—
Residential	773	381	298	1,452	73,520	74,972	—
Consumer	10	6	—	16	6,498	6,514	—
Total	$915	$511	$298	$1,724	$112,521	$114,245	$—

Financing receivables aged by class are as follows at December 31, 2015:

	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days	Total Past Due	Current	Total Loans	Recorded Investment > 90 Days Accruing

Commercial – Real estate	$256	$—	$36	$292	$21,109	$21,401	$—
Commercial – Non real estate	—	—	—	—	8,201	8,201	—
Agricultural – Real estate	51	—	—	51	3,571	3,622	—
Agricultural – Non real estate	—	—	—	—	1,500	1,500	—
Residential	590	196	447	1,233	72,029	73,262	—
Consumer	46	11	—	57	7,661	7,718	—
Total	$943	$207	$483	$1,633	$114,071	$115,704	$—

4.	Reserve for Loan Losses

Changes in the reserve during the years ended March 31, 2016 and 2015, are summarized as follows:

	Commercial	Commercial Real Estate	Residential	Consumer	Total
March 31, 2016

Beginning balance	$222	$566	$756	$132	$1,676
Provision for credit losses	(9)	(1)	20	(10)	—
Net charge-offs:
Charge-offs	—	(7)	(38)	(7)	(52)
Recoveries	1	—	2	13	16
Net charge-offs	1	(7)	(36)	6	(36)
Ending balance	$214	$558	$740	$128	$1,640

	Commercial	Commercial Real Estate	Residential	Consumer	Total
March 31, 2015

Beginning balance	$98	$430	$998	$85	$1,611
Provision for credit losses	89	21	(96)	31	45
Net charge-offs:
Charge-offs	(3)	—	—	(53)	(56)
Recoveries	1	—	—	10	11
Net charge-offs	(2)	—	—	(43)	(45)
Ending balance	$185	$451	$902	$73	$1,611

Despite the above allocations, the allowance for credit losses is general in nature and is available to absorb losses from any loan.

11.	Fair Value Disclosures

FASB authoritative guidance on fair value measurements provides a framework for measuring fair value under accounting principles generally accepted in the United States of America.  The guidance applies to all financial instruments that are being measured and reported on a fair value basis.
As defined in the guidance, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Bank uses various methods, including market, income, and cost approaches.  Based on these approaches, the Bank often utilizes certain assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique.  These inputs can be readily observable, market corroborated, or generally unobservable inputs.  The Bank utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  Based on the observability of the inputs used in the valuation techniques, the Bank is required to provide the following information according to the fair value hierarchy.  The fair value hierarchy ranks the quality and reliability of the information used to determine fair values.  Financial assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

•
Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These might include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, volatilities, prepayment speeds, credit risks, etc.) or inputs that are derived principally from or corroborated by market data by correlation or other means.

•
Level 3 - Unobservable inputs for determining the fair values of assets or liabilities that reflect an entity’s own assumptions about the assumptions that market participants would use in pricing the assets or liabilities.

Financial assets and financial liabilities measured at fair value on a recurring basis include the following:

Securities available-for-sale: The Bank’s securities available-for-sale are reported at fair value utilizing Level 2 inputs.  For these securities, the Bank obtains fair value measurements from an independent pricing service.  The fair value measurements consider observable data that may include dealer quotes, market spreads, cash flows, credit information, and the bond’s terms and conditions, among other things.

Interest rate swap liability: The fair value of the interest rate swap was provided by the issuing entity using pricing models that use market observable inputs, therefore, it is valued using Level 2 inputs.

Fair value at March 31, 2016 and December 31, 2015, for assets and liabilities measured on a recurring basis is as follows (in thousands of dollars):

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
March 31, 2016
Securities available-for-sale	$—	$201,888	$—
Interest rate swap liability	—	520	—

	Quoted Market Price in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2015
Securities available-for-sale	$—	$209,214	$—
Interest rate swap liability	—	557	—

FASB authoritative guidance on disclosures about fair values of financial instruments requires disclosure of the fair value of financial assets and financial liabilities, including those financial assets and financial liabilities that are not measured and reported at fair value on a recurring basis or nonrecurring basis.  The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring basis are discussed above.  The methodologies for estimating the fair value of other financial assets and financial liabilities are discussed below.

Cash and cash equivalents - The carrying amounts reported in the balance sheets for cash and cash equivalents approximate those assets’ fair value.

Held-to-maturity securities - Fair values for held-to-maturity securities are based on quoted market prices, dealer quotes or a correspondent bank pricing system.  The fair value of investment securities is the market value based on quoted market prices, when available, or market prices provided by recognized broker dealers.  If listed prices or quotes are not available, fair value is based upon externally developed models that use unobservable inputs due to the limited market activity of the instrument.

Loans - For variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values.  The fair value of fixed rate loans at March 31, 2016 and December 31, 2015, was estimated through discounted cash flow analyses using interest rates currently being offered for loans with similar terms and credit quality.

Accrued interest receivable - The carrying amount of accrued interest receivable approximates fair value.

The Company also retains off-balance sheet lines of credit and mortgage commitments as described in Note 12.  The fair value of these instruments has not been estimated at March 31, 2016 and  December 31, 2015, for reasons of impracticability.

Deposits - The fair value for demand deposits (e.g. interest and noninterest bearing checking and savings accounts) are, by definition, equal to the amount payable on demand at the reporting date (the carrying value).  Also, the carrying amount for variable rate fixed-term money market accounts and certificates of deposit approximates fair value.

The fair value of fixed rate certificates of deposit at March 31, 2016 and December 31, 2015, was estimated using a discounted cash flow approach that applies interest rates currently being offered on certificates to a schedule of weighted average expected maturities on time deposits.

Securities sold under agreements to repurchase - The carrying amount of securities sold under agreements to repurchase approximates fair value.

Accrued interest payable - The carrying amount of accrued interest payable approximates fair value.

Overnight advance from Federal Home Loan Bank - The fair value of variable rate advances from the Federal Home Loan Bank are based upon carrying amounts.  The fair value of fixed rate advances is estimated using discounted cash flow analyses based upon the Bank’s current incremental borrowing rates for similar types of borrowings.

Long-term debt - The fair value of variable rate debt is based upon the carrying amount which approximates fair value.

Junior subordinated debentures - The fair value of variable rate debentures is based upon the carrying amount, which approximates fair value.

The estimated fair value of the Bank’s financial instruments is as follows (in thousands of dollars):

	March 31, 2016		December 31, 2015
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Assets:
Cash and cash equivalents	$28,656	$238,656	$6,154	$6,154
Investment securities
Held-to-maturity	4,401	4,401	4,412	4,412
Available-for-sale	201,888	201,888	210,963	209,214
Loans, net of allowance	112,605	110,566	114,027	113,660
Accrued interest receivable and other assets	9,407	9,407	11,343	11,343

Li Liabilities:
Deposits	$332,051	$319,514	$316,969	$301,107
Securities sold under agreements to repurchase	2,533	2,533	2,277	2,277
Accrued interest payable, taxes and other liabilities	5,740	5,740	6,854	6,854
Overnight advance from Federal Home Loan Bank	—	—	4,500	4,500
Long-term debt	11,695	11,695	11,781	11,781
Junior subordinated debentures	8,248	8,248	8,248	8,248

The carrying amounts in the preceding table are included in the balance sheets under the applicable captions.  The fair values of off-balance sheet financial instruments are not significant.